                                     EXHIBIT 7(1)

                        AGREEMENT WITH RESPECT TO SCHEDULE 13D


         The undersigned hereby agree that any Statement on Schedule 13D to be filed with the Securities and Exchange Commission by any of the undersigned, including any amendment thereto, with respect to securities of Clear Channel Communications, Inc., a Texas corporation, may be filed by H&F Investors III, Inc. on behalf of all of the undersigned.

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed in counterparts by their duty authorized signatories as of the ___th day of March 1997.


                        HELLMAN & FRIEDMAN
                        CAPITAL PARTNERS III, L.P.

                        By:  Its General Partner,
                             H&F Investors III

                             By:  Its Managing General Partner,
                                  Hellman & Friedman Associates III, L.P.

                                  By:  Its Managing General Partner, H&F
                                       Investors III, Inc.

                                       By:  /s/ Joseph Niehaus
                                            ------------------------------
                                       Its: Vice President


                        H&F ORCHARD PARTNERS III, L.P.

                        By:  Its General Partner,
                             H&F Investors III

                             By:  Its Managing General Partner,
                                  Hellman & Friedman Associates III, L.P.

                                  By:  Its Managing General Partner, H&F
                                       Investors III, Inc.

                                       By:  /s/ Joseph Niehaus
                                            ------------------------------
                                       Its: Vice President

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                        H&F INTERNATIONAL PARTNERS III, L.P.

                        By:  Its General Partner,
                             H&F Investors III

                             By:  Its Managing General Partner,
                                  Hellman & Friedman Associates III, L.P.

                                  By:  Its Managing General Partner, H&F
                                       Investors III, Inc.

                                       By:  /s/ Joseph Niehaus
                                            ------------------------------
                                       Its: Vice President


                        H&F INVESTORS III

                        By:  Its Managing General Partner,
                             Hellman & Friedman Associates III, L.P.

                             By: Its Managing General Partner, H&F Investors III, Inc.

                                  By:  /s/ Joseph Niehaus
                                       -----------------------------------
                                  Its: Vice President


                        H & F INVESTORS III, INC.

                        By:  /s/ Joseph Niehaus
                             ---------------------------------------------
                        Its: Vice President


                        H & F MANAGEMENT III, L.L.C.

                        By:  /s/ F. Warren Hellman
                             ---------------------------------------------
                             F. Warren Hellman, its Manager


                        H & F ADMINISTRATION III, L.L.C.

                        By:  Its Manager, H&F Investors III, Inc.

                             By:  /s/ Joseph Niehaus
                                  ----------------------------------------
                             Its: Vice President

                        HELLMAN & FRIEDMAN ASSOCIATES III, L.P.

                        By:  Its Managing General Partner, H&F Investors III,
                             Inc.

                             By:  /s/ Joseph Niehaus
                                  ----------------------------------------
                             Its:   Vice President


                        /s/ F. Warren Hellman
                        --------------------------------------------------
                        F. WARREN HELLMAN


                        /s/ Tully M. Friedman
                        --------------------------------------------------
                        TULLY M. FRIEDMAN